Sight Sciences®

Forward-Looking Statements

This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results; estimates of the Company's addressable markets for its products; the Company's ability to gain share in existing markets and enter into and compete in new markets; the Company's ability to successfully develop and commercialize its product pipeline; the Company's ability to compete effectively; the Company's ability to manage and grow its business, including execution of value creation initiatives; the Company's plans to invest in research and development; the Company's ability to successfully execute its clinical trial roadmap; the Company's ability to successfully execute its strategic initiatives and objectives; and the Company's ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company's business and industry, and such statements are based on information available to it as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption "Risk Factors" in the Company's filings with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source.

The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to its business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that the Company forgoes or will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation,
SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION®, TEARCARE®, and SMARTLIDS® are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology.

Certain financial measures, including adjusted operating expenses ("non-GAAP financial measures"), were not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and are presented in this presentation to provide information that may assist investors in understanding the Company's financial and operating results. The Company believes these non-GAAP financial measures are important performance indicators because they exclude items that are unrelated to, and may not be indicative of, the Company's core financial and operating results. These non-GAAP financial measures, as calculated, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. To the extent the Company utilizes such non-GAAP financial measures in the future, it expects to calculate them using a consistent method from period to period. Consistent with Securities and Exchange Commission regulations, the Company has not provided a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures in reliance on the "unreasonable efforts" exception set forth in the applicable regulations, because there is substantial uncertainty associated with predicting any future adjustments that may be made to the Company's GAAP financial measures in calculating the non-GAAP financial measures. For a reconciliation of non-GAAP financial measures referenced in this presentation to the most directly comparable GAAP measure, please refer to the Company's earnings release issued on May 2, 2024.

Sight Sciences

MISSION STATEMENT

Develop transformative, interventional technologies that allow eyecare providers to procedurally elevate the standards of care – empowering people to keep seeing.

A Glimpse Ahead

Innovation leader in two large, growing, underserved markets

Near-term catalysts expected in market access

Plan to return to double-digit revenue growth

Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure

Strong gross margin and improving leverage on operating expenses

The transformation of chronic eye disease treatment is underway

The Path to Early Intervention

A STRATEGIC ROADMAP TO TRANSFORM EYECARE

Identify

Identify patients who can benefit from intervention

- 3.4M U.S. patients diagnosed with Primary Open-Angle Glaucoma (POAG)[1]
- 18M U.S. patients diagnosed with dry eye disease (DED)[1]

Embrace

Embrace intervention as a better alternative to medication management

- Nearly 40% of open-angle glaucoma patients are non-compliant with their medications[2]
- 95% of the current dry eye market is dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD[3]

Shift

Shift the care continuum to address underlying disease over symptom management

- In GEMINI, our interventional glaucoma treatment achieved 29% IOP reduction sustained after 3 years on average. 74% of GEMINI patients were medication-free after 3 years[4]
- Our interventional dry eye disease therapy was superior to leading comparator prescription eye drops in tear break-up time and saw signficant improvements in all studied signs and symptoms[5]

GOAL

Reduce patient burden. Slow disease progression. Improve outcomes.

[1] Source: Market Scope 2023 Report. [2]Source: Market Scope's Q1-2023 US Ophthalmologist Survey. [3]Source: Market Scope 2023 Dry Eye Products Report. [4] Source: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (2023) Volume 17 Pages 3817-3824. [5]Source: Ayres BD et al. A Randomized, Controlled Trial Comparing Tearcare® and Cyclosporine Ophthalmic Emulsion for the Treatment of Dry Eye Disease (SAHARA). Clinical Ophthalmology (2023) Volume 17 Pages 3925-3940.

Glaucoma

Glaucoma

Leading cause of irreversible blindness[3]

Predominantly managed with daily eye drops (compliance often poor)[1]



Normal



Mild



Moderate



Severe

Large + Underserved Markets

$6.0 billion addressable U.S. market[2]

3.4 million U.S. patients diagnosed with POAG[3]

[1] Newman-Casey PA, Robin AL, Blachley T, Farris KB, Heisler M, Resnicow K, Lee PP. The most common barriers to glaucoma medication adherence: A cross-sectional survey. Ophthalmology. 2015 Jul;122(7):1308-16. doi: 10.1016/j.ophtha.2015.03.026. [2] Represents Company analysis of third-party estimates in 2023. [3] Source: Market Scope 2023 reports.

Primary Open-Angle Glaucoma (POAG)

The Conventional Outflow Pathway is an important focal point in treating POAG.

POAG is similar to a clog in a kitchen sink:

- The eye's natural drainage system is called the **conventional outflow pathway**.
- Blockage of this system prevents aqueous fluid from draining.
- When aqueous fluid cannot drain, intraocular pressure (IOP) rises.
- Elevated IOP can lead to optic nerve damage and may result in irreversible blindness.

1. **Drain Cover** (trabecular meshwork): allows excess aqueous fluid to enter drainage system
2. **Sink Pipe** (Schlemm's Canal): conducts excess aqueous fluid to exit pathways known as collector channels
3. **House Plumbing** (collector channels): leads excess aqueous fluid out of the eye into the venous system


02 SCHLEMM'S CANAL
01 TRABECULAR MESHWORK
03 COLLECTOR CHANNELS


01
02
03

OUR FLAGSHIP TECHNOLOGY

Effective + Intuitive Intervention

OMNI
Sight Sciences


OMNI

Comprehensive treatment of diseased conventional outflow pathway

Leading Clinical Trial and Registry Results: ROMEO, GEMINI, AAO IRIS® Registry

›200K Cases Performed[1]

Offering a comprehensive intervention that drives leading clinical outcomes for Primary Open-Angle Glaucoma (POAG)

[1] Estimate based on units of OMNI (and predicates) shipped as of March 31, 2024

OMNI Comprehensively Treats the Conventional Outflow Pathway

Minimally Invasive + Efficacious

A comprehensive procedure enabled by the OMNI Surgical System to help restore natural outflow in the eye with up to 360° treatment of all three areas of resistance in the conventional outflow pathway


Treatment of **Canal** and **Collector Channels**
Cannula Tip
Schlemm's Canal
Clear Corneal Microincision
Microcatheter
Collector Channels


Treatment of **Trabecular Meshwork**
Trabecular Meshwork
Microcatheter
Cannula Tip
Clear Corneal Microincision

Broad FDA Indication

ALLOWS FOR STANDALONE AND COMBINATION CATARACT UTILIZATION

OMNI® Surgical System is the only Minimally Invasive Glaucoma Surgery (MIGS) device with an FDA indication that allows for:



Use in **Standalone or combo cataract** procedures

+

Access to **360 degrees** of the diseased conventional outflow pathway through a clear corneal microincision

+

Comprehensive treatment of all three areas of resistance* in the diseased conventional outflow pathway

+

Use in adult patients with POAG **across the spectrum of disease severity**

* Trabecular meshwork, Schlemm's canal, and collector channels

Consistent Efficacy of OMNI in Standalone (SA) and Combination Cataract (CC) Clinical Trials

COMBINATION CATARACT


GEMINI
(12 Months)
IOP (mmHg)
25
20
15
10
23.8
15.4
Unmedicated Baseline (n=113)
Month 12 (n=113)


ROMEO Elevated IOP CC
(24 Months)
25
20
15
10
21.9
15.1
Unmedicated Baseline (n=17)
Month 24 (n=17)

STANDALONE


ROMEO Elevated IOP SA
(12 Months)
IOP (mmHg)
25
20
15
10
22.1
14.7
Unmedicated Baseline (n=17)
Month 12 (n=17)


TREY SA
(24 Months)
25
20
15
10
21.7
15.5
Unmedicated Baseline (n=22)
Month 24 (n=22)

EFFICACY DEMONSTRATED OUT TO 3 YEARS


GEMINI 2 IOP Outcomes CC (36 Months)
IOP (mmHg)
25
20
15
10
23.1
15.6
16.7
16.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=66)


GEMINI 2 # of Medications Outcomes CC (36 Months)
# of Medications
2
1.5
1
0.5
0
1.63
0.3
0.4
0.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=66)

References: GEMINI (Clin Ophthalmol. 2022;16:1225-1234); ROMEO (J Cataract Refract Surg. 2021;47(7):907-915; Ophthalmol Glaucoma. 2021;4(2):173-81); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057-1066); GEMINI 2: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (December 2023)

OMNI Addresses All Six Minimally Invasive Glaucoma Surgery (MIGS) POAG Categories

Allows surgeons to customize treatment



$5B Opportunity[1]

STANDALONE MIGS
>85%[1] of POAG Eyes

$1B Opportunity[1]

COMBINATION CATARACT MIGS
<15%[1] of POAG Eyes

MILD DISEASE (40%)[1]	MODERATE DISEASE (40%)[1]	ADVANCED DISEASE (20%)[1]
~$2B opportunity[1]	~$2B opportunity[1]	~$1B opportunity[1]
~$0.4B opportunity[1]	~$0.4B opportunity[1]	~$0.2B opportunity[1]

[1] Represents Company analysis of third-party estimates based on 2023 data

Large and Unmet Clinical Need for Standalone MIGS

Combination Cataract

<15% of POAG eyes[1], >90% of MIGS procedures[2]

Established, growing market

Benefits from inherent IOP-lowering effect of cataract surgery

Share-taking driven by efficacy, fast recovery times and attractive safety profile

Standalone

>85% of POAG eyes[1], <10% of MIGS procedures[2]

Large, underserved patient population

MIGS procedure is the SOLE reason for operating room visit

Standalone adoption requires a procedure with robust safety and efficacy, without the benefit of cataract surgery


OMNI

[1] Represents Company analysis of third-party estimates based on 2023 data.
[2] Company estimates based on independent third-party analytics data based on 2023 data.

Standalone Market Development is Underway

Claims data indicate increasing standalone usage of codes associated with OMNI[1]

OMNI technology meets enhanced efficacy and safety needs for standalone procedures

- ROMEO
- ROMEO two-year extension
- TREY
- Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision

Market development efforts to expand MIGS both in combination cataract and standalone use cases and train new MIGS surgeons

Commercial team is focused on driving awareness of benefits of interventions for appropriate POAG patients who do not require cataract surgery


Scrub

[1] Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider during 2021-2023.

Surgical Glaucoma Pipeline

Developing Comprehensive Best-in-Class Portfolio

CURRENT PRODUCTS

OMNI
Sight Sciences

SION
Sight Sciences

IN THE PIPELINE

Injection of Sustained Release Pharmaceutical (Rx)*

Implantable Canalicular Scaffold (MIGS)*

Suprachoroidal Implant (MIGS)*

*This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time.

Dry Eye Disease

Dry Eye Disease

Linked to screen time, age (postmenopausal women, men 50+), systemic medication use

Predominantly managed with daily eye drops (compliance often poor)[1]



Normal



Mild



Moderate



Severe

Large + Underserved Markets

$2.5 billion core addressable U.S. market[2,3]

>11 million U.S. patients diagnosed with Meibomian Gland Disease (MGD)[2,3]

[1] Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1. [2]2023 Market Scope Report.
[3]Represents Company analysis of third-party estimates in 2023.

Overview: Tears and Meibomian Gland Disease (MGD)

TEAR FILM ANATOMY



Tear film:
Mucous layer
Aqueous layer
Lipid layer
Lacrimal gland
Meibomian gland
Conjunctival goblet cells

- Tears consist of three layers
- Outermost layer consists of oily substance called meibum
  - Coats and protects inner layers
  - Prevents premature evaporation

MEIBOMIAN GLANDS



- Healthy meibomian glands release liquid meibum with each blink
- In patients with MGD, obstructions form within glands and prevent release of meibum
  - Results in premature tear evaporation and dry eye
  - These obstructions need to be melted or liquified and evacuated from the glands to allow for the healthy production of liquid meibum

~$2.5 Billion Core MGD Opportunity



U.S. patients diagnosed with Dry Eye Disease (DED)[1]

17.9 million[1]

Up to 86% of DED is associated with poor tear quality due to meibomian gland disease (MGD) [1,2]

11.6 – 15.4 million U.S. MGD patients[1,2]

Targeted patients estimated to need 1.3 procedures per year[3]

$2.2 - $2.9 billion core opportunity[4]

[1] Market Scope 2023 Dry Eye Products Report. [2] Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. [3] Assuming one treatment per year for patients with moderate MGD and two treatments per year for patients with severe MGD. [4] At current ASP for Dry Eye treatment lids.

Dry Eye Disease (DED): Large + Underserved Disease State

95%

Current market dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD[1]

5.7 – 7.5

million moderate to severe MGD DED patients[1,2]

~50% of DED patients are moderate to severe[1] (most likely to seek treatment + targeted patient population in SAHARA RCT)

- Existing dry eye treatments mostly focus on increasing tear volume in aqueous deficient patients
- No interventional standard of care for treatment of MGD
- The market in the US for dry eye medications (Rx) was $1.1 billion in 2023[3]
- Poor compliance is often seen with a reliance on Rx and OTC eyedrops[4]

[1] Market Scope 2023 Dry Eye Products Report. [2] Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. [3]2022 Dry Eye Products Market Scope. [4]Newman-Casey PA, Robin AL, Blachley T, Farris KB, Heisler M, Resnicow K, Lee PP. The most common barriers to glaucoma medication adherence: A cross-sectional survey. Ophthalmology. 2015 Jul;122(7):1308-16. doi: 10.1016/j.ophtha.2015.03.02

OUR TECHNOLOGIES

Targeted + Intuitive Intervention

TearCare
Sight Sciences


L
TearCare

Comprehensive treatment of diseased meibomian glands

Leading Clinical Trial Results: SAHARA, OLYMPIA

>55K Cases Performed[1]

Offering a comprehensive intervention that drives leading clinical outcomes for evaporative dry eye disease

[1] Estimate based on Dry Eye Treatment Lids shipped as of March 31, 2024.

TearCare: Designed to Treat Meibomian Gland Disease (MGD)

TearCare is the only interventional, open-eye, dry eye technology designed to melt and comprehensively remove meibomian gland obstructions and restore gland functionality and healthy oil production.

01 Application



Thin, wearable SmartLids® conform to the eyelid and allow natural blinking

→

02 Therapy



Precise, consistent, software-controlled thermal therapeutic melting cycle (40-42° C at the inner eyelid for 15 minutes)[1]

→

03 Expression



Comprehensive clearing protocol allows providers to manually evacuate the melted meibum comfortably

[1] Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234.

SAHARA RCT

PUBLICATION: CLINICAL OPHTHAMOLOGY
DATE: DEC 2023

Randomized Controlled Trial comparing TearCare and Restasis®


TearCare

Superiority + Durability[1]
+
TearCare vs Restasis[2]
+
Large Trial (N=345)
+
Randomized
+
Masked

[1]Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness.
[2]Restasis is a trademark of Allergan™ an AbbVie company.

SAHARA RCT: Results

TearCare Superior to Restasis in Tear Breakup Time Improvement

TearCare Results at 6 Months

- Superior to Restasis[1] in tear break-up time
- Non-inferior to Restasis in OSDI[2]
- Significant improvements in all 10 signs and symptoms

Next Steps

- Publish 12-month crossover clinical data in 1H'24
- Conclude 2-year follow up by YE '24, to be published in 2025


Absolute Change from Baseline at Each Time Point
TearCare
Restasis
Seconds
2.5
2
1.5
1
0.5
0
Week 1
(P=.0001)
Month 1
(P=.0055)
Month 3
(P=.0080)
Month 6
(P<.0001)

[1] Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness.
[2] Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity.

TearCare Strategy: Targeted + Scalable Growth

Actively Engaging in Pursuit of Equitable Market Access

With the power of TearCare, we can:

- **Improve the lives of U.S. MGD patients**
- Scale commercial resources with market access wins
- Target ~9,000 physicians identified as most likely to adopt MGD treatment procedures
- Leverage a large installed customer base, over 55,000 SmartLids Sold,[1] built across real-world testing and data collection since 2019

[1] As of March 31, 2024



What’s Next

Healthy Revenue Growth and Top-Tier Gross Margins

ANNUAL REVENUE & GROSS MARGIN %



SGHT
DRY EYE
SURGICAL GLAUCOMA
GROSS MARGIN %
67%
82%
83%
85%
$27.6
$1.6
$26.0
$49.0
$2.5
$46.5
$71.3
$5.7
$65.6
$81.1
$6.7
$74.3
$81.0M - $85.0M[1]
FY20
FY21
FY22
FY23
FY24E

+61%

Revenue CAGR
FY18 to FY23

FY23 Y/Y Revenue

+14% SGHT
+13% Surgical Glaucoma
+18% Dry Eye

FY23 Gross Margin %

85.3% SGHT
88.1% Surgical Glaucoma
54.8% Dry Eye

FY24 Guidance

Revenue $81M - $85M[1]
Adj. OpEx[2] $107M - $110M[1]

Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission. [1]The Company expects for full year 2024 revenue of $81.0 to $85.0 million and adjusted operating expenses of $107.0 to $110.0 million, as of the Company's earnings release dated May 2, 2024. [2]"Adjusted operating expenses" is a non-GAAP financial measure, which is calculated as operating expenses less stock-based compensation expense, depreciation and amortization, and restructuring costs. For a reconciliation of adjusted operating expenses to operating expenses, please refer to our earnings release issued on May 2, 2024.

Strategic Value Creation Initiatives Represent Sustainable Growth Drivers

Expand OMNI Utilization

- Certification of new OMNI surgeons
- Gain share in combination cataract segment
- Continue developing standalone MIGS segment
- Generate additional clinical evidence
- Optimize coverage and equitable reimbursement
- Develop international markets

TearCare Access + Expansion

- Pursue coverage and equitable reimbursement
- Generate additional clinical evidence
- Grow commercial team
- Expand adoption and usage



Why Now?

Innovation leader in two large, growing, underserved markets

Near-term catalysts expected in market access

Plan to return to double-digit revenue growth

Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure

Strong gross margin and improving leverage on operating expenses

The transformation of chronic eye disease treatment is underway

Thank you!

If you have any questions, please contact
investor.relations@sightsciences.com